Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                          Jul 31, 1999
Current Due Period Ending                           Aug 31, 1999
Prior Distribution Date                             Aug 13, 1999
Distribution Date                                   Sep 14, 1999

Beginning Trust Principal Receivables           4,029,388,105.37
Average Principal Receivables                   4,233,765,515.08
FC&A Collections (Includes Recoveries)             69,405,139.50
Principal Collections                             163,046,986.46
Additional Balances                                65,667,445.08
Net Principal Collections                          97,379,541.38
Defaulted Amount                                   31,476,134.98
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,790,947.00

Beginning Participation Invested Amount           699,259,561.89
Beginning Participation Unpaid Principal          699,259,561.88
Balance
Ending Participation Invested Amount              677,977,428.18
Ending Participation Unpaid Principal Balance     677,977,428.17

Accelerated Amortization Date                       Oct 31, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.490%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 699,259,561.89
Numerator for Fixed Allocation                    716,852,897.00
Denominator - Max(Sum of Numerators, Principal  4,233,765,515.08
Receivables)
Applicable Allocation Percentage                        16.5163%
Investor FC&A Collections                          11,463,130.70

Series Participation Interest Default Amount
Numerator for Floating Allocation                 699,259,561.89
Denominator - Max(Sum of Numerators, Principal  4,233,765,515.08
Receivables)
Floating Allocation Percentage                          16.5163%
Series Participation Interest Default Amount        5,198,679.11


Principal Allocation Components
Numerator for Floating Allocation                 699,259,561.89
Numerator for Fixed Allocation                    716,852,897.00
Denominator - Max(Sum of Numerators, Principal  4,233,765,515.08
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.5000%
(c) Rate Sufficient to Cover Interest, Yield             4.9604%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          699,259,561.88
Principal Balance
(e) Actual days in the Interest Period                        32
Series Participation Monthly Interest, [a*d*e]      4,040,166.36

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

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

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          21,282,133.71
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)      16,083,454.60
or e]
(b) prior to Accelerated Amort. Date or not        16,083,454.60
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      16.5163%
(d) Net Principal Collections                      97,379,541.38
(e) after Accelerated Amort Date or Early Amort    27,606,796.88
Period, [f*g]
(f) Fixed Allocation Percentage                         16.9318%
(g) Collections of Principal
                                                  163,046,986.46

(h) Minimum Principal Amount, [Min(i,l)]           10,185,031.25
(i)  Floating Allocation Percentage of             26,929,258.11
Principal Collections
(j)  2.5% or 2.2% of the Series Participation      15,383,710.36
Interest Invested Amount
(k) Series Participation Interest Net Default       5,198,679.11
Payment Amount
(l)  the excess of (j) over (k)                    10,185,031.25

(m) Series Participation Interest Net Default       5,198,679.11
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections    11,463,130.70
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      4,040,166.36
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        5,198,679.11
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                1,165,432.60
Excess [Sec. 4.11(a)(vi)]                           1,058,852.63

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

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
Series 1997-2
Owner Trust Calculations
Due Period     Aug 31, 1999
Ending
Payment Date   Sep 15, 1999

Calculation ofInterest Expense

Index (LIBOR)     5.268750%
Accrual end    Sep 15, 1999    Aug 16,         30
date, accrual                     1999
beginning date
and days in
Interest
Period
                  Class A-1  Class A-2  Class A-3    Class B Certificate    Overcoll
                                                                       s      Amount
Beginning       394,102,751 48,000,000 90,000,000 57,000,000  42,000,000  68,156,811
Unpaid
Principal
Balance
Previously             0.00       0.00       0.00       0.00        0.00
unpaid
interest/yield
Spread to             0.18%      0.29%      0.40%      0.65%       1.00%
index
Rate (capped      5.448750%  5.558750%  5.668750%  5.918750%   6.268750%
at 12.5%, 14%,
14%, 14%, 15%)
Interest/Yield    1,789,473    222,350    425,156    281,141     219,406
Payable on the
Principal
Balance
Interest on            0.00       0.00       0.00       0.00        0.00
previously
unpaid
interest/yield
Interest/Yield    1,789,473    222,350    425,156    281,141     219,406
Due
Interest/Yield    1,789,473    222,350    425,156    281,141     219,406
Paid

Summary

Beginning       394,102,751 48,000,000 90,000,000 57,000,000  42,000,000  68,156,811
Security
Balance
Beginning       394,102,751 48,000,000 90,000,000 57,000,000  42,000,000
Adjusted
Balance
Principal Paid                    0.00       0.00       0.00        0.00        0.00
                 21,427,813
Ending
Security        372,674,938 48,000,000 90,000,000 57,000,000  42,000,000  68,302,490
Balance
Ending
Adjusted        372,674,938 48,000,000 90,000,000 57,000,000  42,000,000
Balance
Ending                                                           6.1949%
Certificate
Balance as %
Participation
Interest
Invested
Amount
Targeted
Balance         352,548,263 54,305,163 94,442,228 62,070,310  52,528,730
Minimum
Adjusted                    16,000,000 30,000,000 19,000,000  14,000,000  17,000,000
Balance
Certificate
Minimum                                                        6,848,250
Balance
Ending OC

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

Amount as                                                                 51,000,000
Holdback
Amount
Ending OC
Amount as                                                                 17,302,490
Accelerated
Prin Pmts

Beginning Net          0.00       0.00       0.00       0.00        0.00        0.00
Charge offs
Reversals              0.00       0.00       0.00       0.00        0.00        0.00
Charge offs            0.00       0.00       0.00       0.00        0.00        0.00
Ending Net             0.00       0.00       0.00       0.00        0.00        0.00
Charge Offs

Interest/Yield   $1.9621412 $4.6322917 $4.7239583 $4.9322918  $5.2239583
Paid per $1000
Principal Paid  $23.4954088 $0.0000000 $0.0000000 $0.0000000  $0.0000000
per $1000

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

Series 1997-2  Owner Trust Calculations
Due Period                                           August 1999
Payment Date                                        Sep 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       21,282,133.71
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         145,679.08

Series Participation Interest Monthly Interest      4,040,166.36

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,789,472.80
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           222,350.00
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           425,156.25
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             281,140.63
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        219,406.25
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-     21,282,133.71
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to              0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance             0.00
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt                 0.00
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance         145,679.08
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             956,961.35
Certificate - Sec. 3.05(a)(vii)


Allocations of Distributions to
Overcollateralization Amount

Available DistributionS
      Pay OC Remaining Optimal Monthly Prin Amt             0.00
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total                0.00
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback             0.00
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate                0.00
